--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: August 27, 1998
                       (Date of earliest event reported)

                                   ----------

                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

                   1-7806                             71-0427007
        (Commission File Number)           (IRS Employer Identification No.)


                 2005 Corporate Avenue, Memphis, Tennessee 38132
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (901) 369-3600

--------------------------------------------------------------------------------

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-49411, which was declared effective on June 11, 1998.

Exhibit       Description of Exhibit
-------       ----------------------

1. Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

1.a           Form of Equipment Trust Certificate
              (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, among Federal Express Corporation (the "Lessee"), Cessna Finance Corporation (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

3.            Form of Trust Agreement (Federal Express Corporation Trust No.
              N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between the Owner Participant and the Owner Trustee

4.            Form of Lease Agreement (Federal Express Corporation Trust No.
              N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between the Owner Trustee, as Lessor, and the Lessee


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FEDERAL EXPRESS CORPORATION


                                       By: /s/  MICHAEL W. HILLARD
                                        --------------------------
                                             Michael W. Hillard
                                             Vice President and Controller
                                             (principal accounting officer)


Dated:  August 27, 1998




                                 EXHIBIT INDEX
                                 -------------

Exhibit       Description of Exhibit
-------       ----------------------

1. Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

1.a           Form of Equipment Trust Certificate
              (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, among Federal Express Corporation (the "Lessee"), Cessna Finance Corporation (the "Owner Participant"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association (the "Pass Through Trustee" and the "Subordination Agent")

3.            Form of Trust Agreement (Federal Express Corporation Trust No.
              N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between the Owner Participant and the Owner Trustee

4.            Form of Lease Agreement (Federal Express Corporation Trust No.
              N677FE), dated as of June 15, 1998, as amended and restated as of August 1, 1998, between the Owner Trustee, as Lessor, and the Lessee